UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020

CNB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	000-13396	25-1450605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (814) 765-9621

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	CCNE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 21, 2020, CNB Financial Corporation (the “Corporation”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) at which the Corporation’s shareholders considered the following proposals: (i) to elect four Class 1 directors and one Class 2 director; (ii) to vote on a non-binding advisory resolution on the compensation program for the Corporation’s named executive officers; (iii) to vote on a non-binding advisory basis on how frequently shareholders will be provided an opportunity to vote to approve the compensation program for the Corporation’s named executive officers; and (iv) to ratify the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2020. The proposals are described in detail in the Corporation’s Definitive Proxy Statement for the Annual Meeting, which was filed with the SEC on March 11, 2020. The final results for the votes regarding each proposal are set forth below.

Election of Directors

Class 1 Directors: The following persons were duly elected as Class 1 directors:

	Peter F. Smith	Jeffrey S. Powell	Francis X. Straub III	Peter C. Varischetti
For	8,985,882	9,096,797	9,235,295	9,272,266
Against	707,759	601,128	464,503	437,577
Abstentions	38,759	34,475	32,602	22,558
Broker Non-Votes	1,570,779	1,570,779	1,570,779	1,570,778

Class 2 Director: The following person was duly elected as a Class 2 director:

Julie M. Young
For	9,235,585
Against	468,609
Abstentions	28,207
Broker Non-Votes	1,570,778

Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Corporation’s shareholders approved, by non-binding advisory vote, the compensation paid to the Corporation’s named executive offices. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,297,963	242,309	192,127	1,570,780

Advisory Vote to Select the Frequency of the Shareholder Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Corporation’s shareholders voted, on a non-binding basis, for the shareholder vote on the compensation paid to the Corporation’s named executive officers to be held on an annual basis. The table below sets forth the voting results for this proposal:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
8,602,626	269,077	665,213	195,485	1,570,778

Ratification of Crowe LLP as the Corporation’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Corporation’s shareholders ratified the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2020. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,145,129	125,271	32,779	—

The results reported above are final voting results.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated April 21, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL CORPORATION

Date: April 21, 2020	By:	/s/ Tito L. Lima
Tito L. Lima
Treasurer